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                    LEXINGTON STRATEGIC SILVER FUND, INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES that                                         is the owner of

                               *SEE REVERSE FOR CERTAIN DEFINITIONS
                                 ___________________________________
                                |  CUSIP        529626 10 3         |
                                |___________________________________|

fully paid and non-assesable shares of COMMON STOCK of the par value of $.001 each of LEXINGTON STRATEGIC SILVER FUND, INC., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent of the Corporation.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                       COUNTERSIGNED: NATIONAL FINANCIAL DATA SERVICES SERVICING AGENT FOR STATE STREET BANK AND TRUST COMPANY P.O. BOX 419648 KANSAS CITY, MO 84141-6648

                       BY_____________________________________________________
                                                            AUTHORIZED OFFICER

                    LEXINGTON STRATEGIC SILVER FUND, INC.
                                  CORPORATE
                                    SEAL
LISA CURCIO                         1992                 ROBERT M. DEMICHELE
 SECRETARY                        MARYLAND                    PRESIDENT
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          PLEASE DETACH AND DISCARD UNLESS CHANGES ARE DISCOVERED
                    LEXINGTON STRATEGIC SILVER FUND, INC.

NUMBER                                                  SHARES
KCK

ACCOUNT NO.      ALPHA CODE          DEALER NO.           CONFIRM NO.

TRADE DATE                           CONFIRM DATE         BATCH I.D. NO.

              CHANGE NOTICE: IF THE ABOVE INFORMATION IS INCORRECT OR MISSING, PLEASE PRINT THE CORRECT INFORMATION BELOW, AND RETURN TO:
                      National Financial Data Services
                      Servicing Agent for State Street Bank and Trust Company P.O. Box 419648
                      Kansas City, MO 64141-6648
                      ________________________________________________________
                      ________________________________________________________
                      ________________________________________________________
                      IDENT. OR SOC. SEC. NO._________________________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - ______ Custodian______
                    (Cust)          (Minor)
                    under Uniform Gifts to Minors
                    Act _________________________
                                 (State)

  Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto

PLEASE INSERT TAXPAYER IDENTIFICATION
         NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|

_________________________________________________________________________
         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________(________________) shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________________________________attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________     Signature(s)_______________________________

SIGNATURE GUARANTEED
BY
                                       _______________________________
                                      (THE SIGNATURE(S) TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS
                                       WRITTEN UPON THE FACE OF THIS
                                       CERTIFICATE IN EVERY PARTICULAR,
                                       WITHOUT ALTERATION OR ENLARGEMENT,
                                       OR ANY CHANGE WHATSOEVER.)

                                       This certificate is transferable
                                       or redeemable at the offices of the
                                       Transfer Agent.

The Signature Guarantee must be by a Trust Company or a Commercial Bank that is a member firm of the F.D.I.C. or by a member firm of the New York, Boston, Midwest or Pacific Stock Exchanges. NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.